UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2020

KURA SUSHI USA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39012	26-3808434
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17932 Sky Park Circle, Suite H Irvine, California 92614	92614
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (657) 333-4100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	KRUS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 4.01            Changes in Registrant’s Certifying Accountant

Dismissal of Independent Registered Public Accounting Firm

On February 10, 2020, Kura Sushi USA, Inc. (the “Company”) dismissed Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm. The decision to dismiss Deloitte was approved by the Audit Committee of the Company’s Board of Directors.

The reports of Deloitte on the Company’s financial statements for the fiscal years ended August 31, 2019 and August 31, 2018 did not contain an adverse opinion or a disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope, or accounting principle. During the fiscal years ended August 31, 2019 and August 31, 2018 and the subsequent interim period through February 10, 2020, there were (a) no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused them to make reference to the subject matter of the disagreements in their reports on the financial statements for such years, and (b) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Deloitte with a copy of the foregoing disclosures and has requested that Deloitte furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not they agree with the statements made herein. A copy of Deloitte’s letter to the SEC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of New Independent Registered Public Accounting Firm

On February 10, 2020, the Audit Committee of the Company’s Board of Directors appointed KPMG LLP (“KPMG”) to serve as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending August 31, 2020, effective upon KPMG’s completion of its client acceptance procedures. KPMG completed such procedures on February 11, 2020.  During the fiscal years ended August 31, 2019 and August 31, 2018 and the subsequent interim period through February 11, 2020, the Company did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.     Description

16.1                Letter from Deloitte & Touche LLP to the SEC dated February 12, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KURA SUSHI USA, INC.

Date: February 12, 2020	By:	/s/ Hajime Uba
Name: Hajime Uba
Title: Chairman, President and CEO

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